===================
       BOGLE
    INVESTMENT
    MANAGEMENT
     SMALL CAP
    GROWTH FUND





SEMI-ANNUAL REPORT


 FEBRUARY 28, 2002
===================

--------------------------------------------------------------------------------
                           BOGLE SMALL CAP GROWTH FUND
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------



Fellow Shareholder:

This marks our fifth "official" report to shareholders since we launched the Fund in October of 1999. Looking back over the last two and a half years, it is striking what a variety of wild environments we have experienced. Our investment process has now been tested through a stock market bubble, a "correction" (euphemism for "bear market"), economic recession, and the unfortunate reality of terrorism and war. Today we are cautiously optimistic that the economy and market environment will continue to stabilize as the year progresses. At its last meeting, the Federal Reserve Board commented that "risks are now evenly balanced between economic weakness and price pressures," perhaps suggesting that interest rate cuts are over and rate increases may occur in the not-too-distant future. Corporate earnings appear to have turned a corner as indicated by a decrease in the number of downward revisions to earnings estimates. Having said that, a cloud of uncertainty surrounding corporate accounting and disclosure has emerged in the wake of the Enron scandal. While we would argue that the public's trust has been shaken, investors seem to have remained committed to the equity markets. However, in our opinion, it is now more important than ever that investors dig into financial statements in order to understand the true financial health of the companies in which they invest.

INVESTMENT PERFORMANCE. Results of the Bogle Small Cap Growth Fund over the semi-annual period were modestly positive on an absolute basis, slightly ahead of the benchmark, and well ahead of other market indices, such as those presented in the chart below. For the six-month period ended February 28, 2002, the Bogle Small Cap Growth Fund gained +2.62% for the Investor shares and +2.66% for the Institutional shares. These returns were ahead of the unmanaged Russell 2000 index of smaller companies, which gained +0.86%. These results, along with longer-term results for the one-year, two-year, and since-inception periods, are presented below.


[GRAPHIC OMITTED]



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


INVESTMENT PERFORMANCE - MULTIPERIODS
Bogle Fund vs. Russell 2000 Benchmark and other Market Indices


Russell 2000 Growth



                                                Bogle         Bogle                                       Russell
                                               Investor   Institutional    Russell     S&P                  2000
                                                Class        Class           2000      500       NASDAQ    Growth
                                                -----        -----           ----      ---       ------    ------

Semi-Annual Period (9/1/01 - 2/28/02)             2.6%         2.7%           0.9%     -1.7%      -3.9%     -4.6%

One-Year Period (3/1/01 - 2/28/02)                8.9            9            0.3      -9.5      -19.3     -12.2

Two-Year Period Annualized (3/1/00 - 2/28/02)     7.9            8           -8.6      -8.9      -39.1     -27.9

Since Inception Annualized (10/1/99 - 2/28/02)   25.3         25.4            5.3      -4.7      -17.2      -6.6

MARKET ENVIRONMENT. Just as we have experienced varied markets over the last few years, it appears to us that three distinctly different environments in terms of market sentiment and investment results occurred in just the most recent six-month reporting period. First, in September 2001, the terrorist attacks pushed markets to new lows (bottoming on September 21st), in a classic flight to quality. Sentiment then shifted sharply in the fourth quarter and markets rebounded strongly on the assumption that we had finally seen a bottom. Finally, in January of this year, when companies began to announce fourth quarter 2001 earnings and discuss prospects for the future, in our view it became clear that equity returns had gotten a little bit ahead of themselves. More important, the market was hit with increased skepticism about corporate accounting practices and disclosure. In January and February of 2002, as investors focused on questions about earnings "management" and the truth behind the reported numbers, stocks gave back a significant portion of their fourth quarter gains. The end result was that, over the September 2001-February 2002 period, markets were generally flat, with the Russell 2000 Index up +0.9%, the S&P 500 Index down -1.7%, and the NASDAQ Index down -3.9% (these numbers are presented on the previous page). It is worth noting that since the Fund's inception (October of
1999), returns to small cap stocks generally have remained positive despite a severe market correction and economic recession. In our opinion, attractive relative valuation levels have supported small cap stock prices, particularly small value stocks. Small cap value stocks have advanced +17.5% on an annualized basis over the last two years, compared to -27.9% for small cap growth stocks.

PERFORMANCE ATTRIBUTION. The Fund's relative returns were strong in September of last year and then again in January and February of this year. These three months provided the Fund's +1.8% performance advantage relative to benchmark. In September, the Fund benefited from a slightly defensive position and underweighting of speculative stocks. In the fourth quarter, expectations for future corporate earnings seemed to reach a turning point, which we believe rendered any focus on historical earnings and quality trends ineffective. Consequently, our investment models struggled throughout the fourth quarter. Fund performance rebounded nicely, however, in January and February. Our financial quality model, which helps us to identify those companies that have aggressive versus conservative accounting practices, was particularly effective in these two months. In terms of stock specific performance, many of our biggest winners over the six-month reporting period were in the consumer-oriented and technology sectors. Profitable investments were made in stocks such as Alliance Gaming, a maker of gambling equipment; CarMax, a specialty retailer of used cars; and Avant Corp., a design software company.

INVESTMENT POSITIONING. We manage the Fund in an attempt to "look and feel" very much like the Russell 2000 benchmark in terms of sector weightings and other fundamental characteristics. This is why we expect most of our benchmark-relative return to come from stock selection. Fundamental characteristics are presented in the chart on the next page. Given the current market environment and the shakeout among growth stocks, our investment signals are currently favoring less expensive stocks than they normally do. We believe that there currently exists an investment opportunity to buy growth stocks cheaply, and it has led to a slightly less growth-oriented portfolio (based on the fundamental statistics) than would normally be the case. This is a temporary phenomenon that we expect will reverse as the economy stabilizes.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. By the end of February 2002, Fund assets had reached $143 million and on March 7, 2002 we officially closed the Fund to new investors. As you know, we believe that closing the Fund at this level will improve our ability to deliver the best returns we can, and will also leave enough room to allow existing shareholders to make additional investments with us for the foreseeable future. We thank you again for your continued support and confidence in our investment team.

As a reminder, information about the mutual fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, WWW.BOGLEFUNDS.COM. The NAVs are updated daily while the other Fund information is updated quarterly.

Please feel free to call on us at any time with questions you may have about the portfolio or anything else that might be on your mind.


Respectfully,

Bogle Investment Management, L.P.



Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

                           FUNDAMENTAL CHARACTERISTICS
                                FEBRUARY 28, 2002


                                                     RUSSELL
MEDIAN                                BOGLX           2000
--------                             -------        --------
Estimated Long-Term
   Earnings Growth Rate               115.0%          15.3%
Median Market Cap (mil.)              $817mm         $778mm
Price/Historical Earnings              23.0x          21.9x
Price/Forward Earnings                 17.4x          17.3x
Price/Sales                            1.0x           1.6x



--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000 IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
COMMON STOCKS--96.7%
BASIC INDUSTRY--4.8%
   Airgas, Inc.* .............                     57,700         $  1,015,520
   Brady Corp., Class A ......                     23,000              851,000
   Chesapeake Corp. ..........                     34,600              963,610
   Crompton Corp. ............                     69,700              692,818
   Louisiana-Pacific Corp. ...                    112,000            1,130,080
   PolyOne Corp. .............                     83,800              838,000
   Rock-Tenn Co., Class A ....                     25,800              502,584
   Schulman (A.), Inc. .......                     47,800              873,784
                                                                  ------------
                                                                     6,867,396
                                                                  ------------
CONSUMER CYCLICAL--14.6%
   Action Performance
     Companies, Inc.* ........                     21,200              861,780
   Activision, Inc.* .........                     32,800              936,768
   Alliance Gaming Corp.* ....                     18,700              604,758
   American Woodmark
     Corp. ...................                      8,900              587,400
   Atlantic Coast Airlines
     Holdings, Inc.* .........                     28,500              779,190
   Aztar Corp.* ..............                     38,600              885,870
   Bob Evans Farms, Inc. .....                     39,200            1,087,016
   Circuit City Stores,
     Inc. - Carmax Group* ....                     24,200              647,108
   Cooper Tire &
     Rubber Co. ..............                     57,100            1,091,752
   Energizer Holdings,
     Inc.* ...................                     34,400              750,952
   Finish Line, Inc., (The),
     Class A* ................                     47,800              774,838
   Fred's, Inc. ..............                     27,200              851,088
   Griffon Corp.* ............                     63,200            1,191,320
   Group 1 Automotive,
     Inc.* ...................                     26,900            1,009,557
   Hollywood Entertainment
     Corp.* ..................                     58,600              832,120
   Lee Enterprises, Inc. .....                      7,700              276,045
   Lone Star Steakhouse
     & Saloon, Inc. ..........                     30,800              607,376
   Multimedia Games,
     Inc.* ...................                      9,400              296,758
   PC Connection, Inc.* ......                     46,000              397,900


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
CONSUMER CYCLICAL--(CONTINUED)
   Pep Boys-Manny, Moe &
     Jack, (The) .............                     40,900         $    573,418
   Priceline.Com, Inc. .......                     18,000               72,000
   Ryan's Family Steak
     Houses, Inc.* ...........                     37,600              845,624
   Ryland Group, Inc.,
     (The) ...................                      5,900              527,047
   Saks, Inc. ................                     61,800              710,700
   Sola International,
     Inc. ....................                     43,400              488,684
   Sonic Automotive, Inc.,
     Class A .................                     35,300              927,684
   Sports Authority, Inc.,
     (The)* ..................                     81,500              733,500
   West Marine, Inc. .........                     27,000              572,400
   Winnebago Industries,
     Inc. ....................                     17,800              846,212
                                                                  ------------
                                                                    20,766,865
                                                                  ------------
CONSUMER GROWTH--18.6%
   aaiPharma, Inc.* ..........                     18,000              508,680
   Bio-Rad Laboratories,
     Inc., Class A* ..........                     17,600            1,151,920
   BioReliance Corp.* ........                     39,100              815,235
   Coventry Health Care,
     Inc.* ...................                     25,100              578,806
   DaVita, Inc.* .............                     19,600              438,060
   Dial Corp., (The) .........                     57,100              959,280
   Digene Corp.* .............                     19,300              610,459
   DIMON, Inc. ...............                     38,700              288,315
   Dole Food Co., Inc. .......                     26,300              776,639
   Dynacare, Inc.* ...........                     47,700              691,650
   Edwards Lifesciences
     Corp.* ..................                     30,900              881,577
   Endo Pharmaceuticals
     Holdings, Inc.* .........                     66,600              699,300
   First Consulting Group,
     Inc.* ...................                     48,200              436,692
   First Horizon
     Pharmaceutical
     Corp.* ..................                     18,800              389,912
   Fresh del Monte
     Produce, Inc. ...........                     65,700            1,146,465



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
CONSUMER GROWTH--(CONTINUED)
   Genencor International,
     Inc.* ...................                     69,500         $    708,900
   Gentiva Health Services,
     Inc.* ...................                     28,600              684,970
   Great Atlantic & Pacific
     Tea Co., Inc., (The)* ...                     25,400              688,340
   Health Net, Inc.* .........                     33,200              804,768
   Henry Schein, Inc.* .......                     14,000              602,140
   Horizon Organic Holding
     Corp.* ..................                     23,900              371,645
   Interstate Bakeries
     Corp. ...................                     36,500              920,895
   ITT Educational Services,
     Inc.* ...................                     12,800              563,840
   Medical Action
     Industries, Inc.* .......                     45,500              480,025
   Merit Medical Systems,
     Inc.* ...................                     64,275            1,010,403
   Nash-Finch Co. ............                     25,200              721,224
   Panamerican Beverages,
     Inc., Class A ...........                     48,800              792,024
   PSS World Medical,
     Inc.* ...................                     97,400              871,730
   Ralcorp Holdings, Inc.* ...                     37,700              987,740
   Respironics, Inc.* ........                     18,900              555,660
   Select Medical Corp.* .....                     21,400              270,924
   SICOR, Inc. ...............                     39,800              636,800
   Sierra Health Services,
     Inc.* ...................                     71,700              781,530
   Standard Commercial
     Corp.* ..................                     35,300              660,110
   Steris Corp.* .............                     44,500              913,140
   Strategic Diagnostics,
     Inc.* ...................                     43,100              230,546
   U.S. Oncology, Inc.* ......                     91,300              739,530
   Unilab Corp.* .............                     20,700              437,805
   Varian Medical Systems,
     Inc.* ...................                     19,000              767,220
                                                                  ------------
                                                                    26,574,899
                                                                  ------------
ENERGY--1.9%
   Frontier Oil Corp. ........                     41,800              764,940
   Peabody Energy Corp. ......                     27,200              684,080



                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
ENERGY--(CONTINUED)
   Plains Resources, Inc.* ...                     28,300         $    636,750
   Western Gas Resources,
     Inc. ....................                     18,500              593,110
                                                                  ------------
                                                                     2,678,880
                                                                  ------------
FINANCIAL--16.3%
   BancorpSouth, Inc. ........                     60,400            1,117,400
   BankAtlantic Bancorp,
     Inc., Class A ...........                    101,500            1,160,145
   BankUnited Financial
     Corp., Class A* .........                     73,900            1,126,975
   Bok Financial Corp.* ......                     35,800            1,142,378
   Citizens Banking Corp. ....                     17,100              543,780
   Commerce Group, Inc.,
     (The) ...................                     30,500            1,134,295
   Commercial Federal
     Corp. ...................                     49,300            1,232,500
   Dime Community
     Bancshares, Inc. ........                     26,250              769,125
   Federal Agricultural
     Mortgage Corp.,
     Class C* ................                     15,500              677,970
   First Citizens
     BancShares, Inc.,
     Class A .................                      9,200              920,000
   First Commonwealth
     Financial Corp. .........                     93,500            1,150,050
   Flagstar Bancorp, Inc. ....                     47,400            1,118,640
   H & R Block, Inc. .........                     14,300              721,435
   Hilb, Rogal & Hamilton
     Co. .....................                     29,500            1,048,725
   Interactive Data Corp.* ...                     34,100              554,125
   Phoenix Companies, Inc.,
     (The)* ..................                     56,700            1,014,930
   Provident Bankshares
     Corp. ...................                     17,400              420,384
   R & G Financial Corp.,
     Class B .................                     44,700              938,700
   S1 Corp.* .................                     40,500              610,335
   Scottish Annuity & Life
     Holdings, Ltd. ..........                     50,200              798,180
   Seacoast Financial
     Services Corp. ..........                     36,600              693,936


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
FINANCIAL--(CONTINUED)
   StanCorp Financial
     Group, Inc. .............                     19,800         $  1,066,230
   Staten Island Bancorp,
     Inc. ....................                     61,600            1,142,680
   Susquehanna Bancshares,
     Inc. ....................                     43,900            1,007,944
   Trustmark Corp. ...........                     43,600            1,064,712
                                                                  ------------
                                                                    23,175,574
                                                                  ------------
INDUSTRIAL--19.2%
   Actuant Corp., Class A* ...                     24,300              960,093
   Aftermarket Technology
     Corp.* ..................                     45,600              713,640
   Airborne, Inc. ............                     68,200            1,233,056
   Albany International
     Corp., Class A* .........                     41,100            1,106,412
   Apogee Enterprises,
     Inc. ....................                     74,200              834,750
   ArvinMeritor, Inc. ........                     39,300            1,107,867
   Casella Waste Systems,
     Inc., Class A* ..........                     58,100              729,155
   Commercial Metals Co. .....                     28,200            1,027,890
   Deluxe Corp.* .............                     16,800              796,320
   EMCOR Group, Inc.* ........                     15,100              797,129
   General Cable Corp. .......                     65,000              767,000
   Global Imaging Systems,
     Inc.* ...................                     43,300              674,181
   HON INDUSTRIES, Inc. ......                     13,400              363,274
   Hubbell, Inc., Class B ....                     23,900              764,561
   IKON Office Solutions,
     Inc. ....................                     85,800            1,149,720
   John H. Harland Co. .......                     31,800              852,876
   Kelly Services, Inc.,
     Class A .................                     22,600              571,102
   Knight Transportation,
     Inc.* ...................                     32,500              669,500
   Lear Corp.* ...............                     22,100              987,870
   Mcdermott International,
     Inc.* ...................                     53,700              768,984
   Moore Corp., Ltd.* ........                     95,900            1,078,875



                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
INDUSTRIAL--(CONTINUED)
   Msc Industrial Direct Co.,
     Inc., Class A* ..........                     30,200         $    636,918
   Office Depot, Inc.* .......                     47,800              908,678
   Pactiv Corp.* .............                     44,800              852,544
   Pittston Brink's Group ....                     47,800            1,110,394
   Right Management
     Consultants, Inc.* ......                     39,400              986,576
   Rpm, Inc. .................                     51,900              866,730
   Spherion Corp.* ...........                     56,000              520,800
   Tech Data Corp.* ..........                     21,700              993,860
   Tractor Supply Co.* .......                     17,100              740,601
   Wallace Computer
     Services, Inc. ..........                     54,500            1,018,060
   WD-40 Co. .................                     30,200              842,882
                                                                  ------------
                                                                    27,432,298
                                                                  ------------
INTERNET/TELECOMMUNICATIONS--1.7%
   Expedia, Inc., Class A* ...                     12,600              704,340
   Harmonic, Inc.* ...........                     55,600              591,584
   Inrange Technologies
     Corp., Class B* .........                     38,100              350,139
   Overture Services,
     Inc.* ...................                     25,900              783,734
                                                                  ------------
                                                                     2,429,797
                                                                  ------------
TECHNOLOGY--19.0%
   3Com Corp.* ...............                    115,300              553,440
   Adaptec, Inc.* ............                     30,200              344,280
   Andrew Corp.* .............                     25,800              433,698
   Arris Group, Inc.* ........                     58,100              492,688
   ATI Technologies, Inc.* ...                     65,500              778,795
   Avid Technology, Inc.* ....                     54,400              724,064
   Caci International, Inc.,
     Class A* ................                     15,500              526,225
   Chordiant Software,
     Inc.* ...................                     93,300              494,490
   Cognos, Inc.* .............                     30,600              779,994
   Concord Communications,
     Inc.* ...................                     39,100              737,035
   Creative Tecchnology
     Ltd. ....................                     65,200              752,408


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
TECHNOLOGY--(CONTINUED)
   Documentum, Inc.* ............                  24,400         $    435,052
   Engineered Support
     Systems, Inc. ..............                  11,500              460,000
   Entrust, Inc.* ...............                  67,400              324,868
   Ess Technology, Inc.* ........                  49,600            1,033,664
   Filenet Corp.* ...............                  45,100              739,189
   FSI International, Inc.* .....                  63,700              612,794
   General Communication,
     Inc., Class A* .............                  60,100              540,299
   Hologic, Inc.* ...............                  65,000              830,700
   Hyperion Solutions
     Corp.* .....................                  39,400              849,464
   Inter-Tel, Inc. ..............                  38,800              640,200
   J. D. Edwards & Co.* .........                  68,200              999,130
   Kana Software, Inc.* .........                  51,900              629,028
   Kronos, Inc.* ................                  10,650              476,800
   McAfee.com Corp.,
     Class A* ...................                  46,000              544,180
   Mercator Software,
     Inc.* ......................                  62,200              306,646
   MICROS Systems, Inc.* ........                  24,900              560,997
   MRO Software, Inc.* ..........                  43,600              813,140
   MTS Systems Corp. ............                  44,000              459,800
   Network Associates,
     Inc.* ......................                  21,100              500,492
   Oak Technology, Inc.* ........                  44,900              630,845
   OpticNet, Inc.*(1) ...........                   3,100                    0
   OSI Systems, Inc.* ...........                  31,000              651,016
   Pinnacle Systems, Inc.* ......                 126,300            1,007,874
   Rainbow Technologies,
     Inc.* ......................                  65,300              493,015
   Siliconix, Inc.* .............                  31,700              836,880
   Storage Technology
     Corp.* .....................                  41,200              791,040
   Sykes Enterprises, Inc.* .....                  58,500              485,550
   Systems & Computer
     Technology Corp.* ..........                  70,700              905,667
   Terayon Communications
     Systems, Inc.* .............                  78,100              461,571
   Tripos, Inc.* ................                   1,000               21,800
   Verisity Ltd.* ...............                  54,200              869,368
   Vimpelcom - ADR ..............                  18,900              559,251


                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        ------------
TECHNOLOGY--(CONTINUED)
   Websense, Inc.* ..............                  15,200         $    340,632
   Zarlink Semiconductor,
     Inc.* ......................                  68,200              625,394
                                                                  ------------
                                                                    27,053,463
                                                                  ------------
UTILITY--0.6%
   Enersis S.A. - ADR* ..........                  97,000              901,130
                                                                  ------------
     TOTAL COMMON STOCKS
         (Cost $129,704,153) ............................          137,880,302
                                                                  ------------
RIGHTS--0.1%
BASIC INDUSTRY--0.1%
   Imperial Chemicals
     Industries plc, $11.42
     expires 3/14/02 - ADR ......                  12,536               67,320
                                                                  ------------
     TOTAL RIGHTS
       (Cost $81,984) ...................................               67,320
                                                                  ------------

                                                   PAR
                                                   (000)             VALUE
                                                 ---------        ------------
SHORT TERM INVESTMENTS--5.4%
   Wilmington Prime Money
     Market Portfolio
     1.49% 03/01/02 ...........................    $7,759            7,759,483
                                                                  ------------
     TOTAL SHORT TERM
       INVESTMENTS
       (Cost $7,759,483) ................................            7,759,483
                                                                  ------------
     TOTAL INVESTMENTS--102.2%
       (Cost $137,545,620) ..............................          145,707,105
                                                                  ------------
     LIABILITIES IN EXCESS
       OF OTHER ASSETS--(2.2)% ..........................           (3,164,104)
                                                                  ------------
     NET ASSETS--100.0%                                           $142,543,001
                                                                  ============

-------------
  * Non-income producing.
ADR -- American Depository Receipt.
(1) This security was received as a distribution from BEI
    Technologies, Inc. and is currently not trading.




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 2002
                                   (UNAUDITED)


ASSETS
   Investments, at value (cost - $137,545,620) ........           $ 145,707,105
   Receivable for Investments Sold ....................               2,024,582
   Receivable for Fund shares sold ....................               2,606,094
   Dividends and interest receivable ..................                  80,027
   Prepaid expenses and other assets ..................                  13,199
                                                                  -------------
     Total assets .....................................             150,431,007
                                                                  -------------
LIABILITIES
   Payable for investments purchased ..................               6,965,728
   Accrued expenses and other liabilities .............                  40,642
   Payable for fund shares redeemed ...................                 881,636
                                                                  -------------
     Total liabilities ................................               7,888,006
                                                                  -------------
NET ASSETS
   Capital stock, $0.001 par value ....................                   7,122
   Additional paid-in capital .........................             135,324,004
   Accumulated net realized loss from investments .....                (949,610)
   Net unrealized appreciation on investmentS .........               8,161,485
                                                                  -------------
     Net assets .......................................           $ 142,543,001
                                                                  =============
INSTITUTIONAL CLASS
   Net assets .........................................           $  55,657,878
                                                                  -------------
   Shares outstanding .................................               2,777,695
                                                                  -------------
   Net asset value, offering and redemption
     price per share ..................................           $       20.04
                                                                  =============
INVESTOR CLASS
   Net assets .........................................           $  86,885,123
                                                                  -------------
   Shares outstanding .................................               4,343,908
                                                                  -------------
   Net asset value, offering and redemption price
     per share ........................................           $       20.00
                                                                  =============


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)





                                                                   FOR THE
                                                                  SIX MONTHS
                                                                     ENDED
                                                               FEBRUARY 28, 2002
                                                               -----------------
INVESTMENT INCOME
   Dividends .............................................        $   259,980
   Interest ..............................................             44,191
                                                                  -----------
     Total investment income .............................            304,171
                                                                  -----------
EXPENSES
   Advisory fees .........................................            513,035
   Administration fees ...................................             73,768
   Transfer agent fees and expenses ......................             53,692
   Shareholder servicing fees ............................             31,656
   Printing fees .........................................             11,662
   Federal and state registration fees ...................              9,767
   Custodian fees and expenses ...........................             15,391
   Audit and Legal fees ..................................             10,553
   Administrative service fees ...........................             76,955
   Trustee fees and expenses .............................              2,951
   Insurance and other expenses ..........................              1,907
                                                                  -----------
     Total expenses before waivers and reimbursements ....            801,337
     Less: waivers and reimbursements ....................           (128,485)
                                                                  -----------
     Net expenses after waivers and reimbursements .......            672,852
                                                                  -----------
   Net investment loss ...................................           (368,681)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments ....................          2,186,140
   Net change in unrealized appreciation on investments ..          1,163,918
                                                                  -----------
   Net realized and unrealized gain from investments .....          3,350,058
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....        $ 2,981,377
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE
                                                                          SIX MONTHS                    FOR THE
                                                                             ENDED                    YEAR ENDED
                                                                       FEBRUARY 28, 2002            AUGUST 31, 2001
                                                                       -----------------            ---------------
                                                                         (UNAUDITED)

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .....................................            $    (368,681)                $   (234,790)
   Net realized gain (loss) from investments ...............                2,186,140                   (2,525,980)
   Net change in unrealized appreciation on investments ....                1,163,918                    2,377,604
                                                                        -------------                 ------------
   Net increase (decrease) in net assets resulting
     from operations .......................................                2,981,377                     (383,166)
                                                                        -------------                 ------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains Institutional shares .........                       --                     (370,538)
   Net realized capital gains Investor shares ..............                       --                     (805,459)
                                                                        -------------                 ------------
     Total dividends and distributions to shareholders .....                       --                   (1,175,997)
                                                                        -------------                 ------------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) .....................               48,780,799                   67,389,714
                                                                        -------------                 ------------
   Total increase in net assets ............................               51,762,176                   65,830,551
                                                                        =============                 ============

NET ASSETS
   Beginning of period .....................................               90,780,825                   24,950,274
                                                                        -------------                 ------------
   End of period ...........................................            $ 142,543,001                 $ 90,780,825
                                                                        =============                 ============


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                  --------------------------------------------------------------
                                                         FOR THE                                 FOR THE PERIOD
                                                       SIX MONTHS              FOR THE          OCTOBER 1, 1999*
                                                          ENDED              YEAR ENDED              THROUGH
                                                    FEBRUARY 28, 2002      AUGUST 31, 2001       AUGUST 31, 2000
                                                  -------------------      ---------------      ----------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............     $    19.52             $    20.91             $   12.00
                                                       ----------             ----------             ---------
Net investment loss(1)** .........................          (0.06)                 (0.07)                (0.05)
Net realized and unrealized gain (loss)
   on investments(2)** ...........................           0.58                  (0.66)                 8.96
                                                       ----------             ----------             ---------
Net increase (decrease) in net assets resulting
   from operations ...............................           0.52                  (0.73)                 8.91
                                                       ----------             ----------             ---------
Distributions to shareholders from:
Net realized capital gains .......................           0.00                  (0.66)                 0.00
                                                       ----------             ----------             ---------
Net asset value, end of period ...................     $    20.04             $    19.52             $   20.91
                                                       ==========             ==========             =========
Total investment return(3) .......................           2.66%                 (3.39)%               74.25%
                                                       ==========             ==========             =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........     $   55,658             $   36,526             $   5,593
Ratio of expenses to average net assets(1)(4) ....           1.25%                  1.25%                 1.25%
Ratio of expenses to average net assets
   without waivers and
   expense reimbursements(4) .....................           1.50%                  1.68%                 3.91%
Ratio of net investment loss to average
   net assets(1)(4) ..............................          (0.66)%                (0.36)%               (0.58)%
Portfolio turnover rate ..........................          85.75%                125.99%                94.31%

-----------------
  * Commencement of operations.
 ** Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                         INVESTOR CLASS
                                                 --------------------------------------------------------------
                                                        FOR THE                                 FOR THE PERIOD
                                                      SIX MONTHS              FOR THE          OCTOBER 1, 1999*
                                                         ENDED              YEAR ENDED              THROUGH
                                                   FEBRUARY 28, 2002      AUGUST 31, 2001       AUGUST 31, 2000
                                                 -------------------      ---------------      ----------------
                                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........        $ 19.49                $ 20.89                $ 12.00
                                                       -------                -------                --------
Net investment loss(1)** ......................          (0.07)                 (0.09)                 (0.06)
Net realized and unrealized gain (loss)
   on investments(2)** ........................           0.58                  (0.65)                  8.95
                                                       -------                -------                -------
Net increase (decrease) in net assets resulting
   from operations ............................           0.51                  (0.74)                  8.89
                                                       -------                -------                -------
Distributions to shareholders from:
Net realized capital gains ....................           0.00                  (0.66)                  0.00
                                                       -------                -------                -------
Net asset value, end of period ................        $ 20.00                $ 19.49                $ 20.89
                                                       =======                =======                =======
Total investment return(3) ....................           2.62%                 (3.45)%                74.08%
                                                       =======                =======                =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....        $86,885                $54,255                $19,358
Ratio of expenses to average net assets(1)(4) .           1.35%                  1.35%                  1.35%
Ratio of expenses to average net assets
   without waivers and
   expense reimbursements(4) ..................           1.60%                  1.78%                  4.01%
Ratio of net investment loss to average
   net assets(1)(4) ...........................          (0.76)%                (0.46)%                (0.68)%
Portfolio turnover rate .......................          85.75%                125.99%                 94.31%

-----------------
  * Commencement of operations.
 ** Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of thirteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations including the Bogle Investment Management Small Cap Growth Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser according to procedures adopted by RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers that Bogle Investment Management, L.P. (the "Adviser") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.
Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securties. For the six months ended February 28, 2002, the Fund did not enter into any repurchase agreements.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be declared and distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

     For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2000, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year (September 1, 2001). The fund incurred and elected to defer such losses of $1,097,395.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bogle Investment Managment, L.P. serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended February 28, 2002, investment advisory fees and waivers were as follows:

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                          GROSS                                        NET
                                                      ADVISORY FEES              WAIVERS          ADVISORY FEES
                                                      -------------             --------          -------------
Bogle Investment Management
     Small Cap Growth Fund                              $513,035                $(63,921)            $449,114

     The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts which the Adviser has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets.

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. For the six months ended February 28, 2002, transfer agency fees and waivers were as follows:

                                                     GROSS TRANSFER                               NET TRANSFER
                                                       AGENCY FEES              WAIVERS           AGENCY FEES
                                                     --------------             --------          ------------
Bogle Investment Management
     Small Cap Growth Fund                               $36,000                $(3,000)             $33,000

     PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund.


     For this period, administrative services fees and waivers were as follows:

                                                  GROSS ADMINISTRATIVE                         NET ADMINISTRATIVE
                                                      SERVICES FEES             WAIVERS          SERVICES FEES
                                                  --------------------          --------       ------------------
Bogle Investment Management
     Small Cap Growth Fund                               $76,955                $(61,564)            $15,391

     PFPC Distributors, Inc. provides certain shareholder services to the Investor Class Shares of the Fund. As compensation for such shareholder services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.10% of the Investor Class' average daily net assets. This Agreement ended February 28, 2002.


     In addition to serving as the Fund's investment adviser, since March 1, 2002, Bogle Investment Management, L.P. provides certain shareholder services to the Investor Class of the Fund. As compensation for such shareholder services, Bogle Investment Management, L.P. receives a monthly fee equal to an annual rate of 0.10% of the Investor Class' average daily net assets.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets.


3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
February   28,  2002  was   $137,660,792.   Accordingly,   the  net   unrealized
appreciation/(depreciation) of investments was as follows:

                                                                                         NET APPRECIATION/
                                               APPRECIATION         DEPRECIATION         (DEPRECIATION)
                                               ------------         ------------        -----------------
Bogle Investment Management
     Small Cap Growth Fund                      $14,329,432          $(6,283,119)           $8,046,313

     For the six months ended February 28, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                     INVESTMENT SECURITIES
                                               --------------------------------
                                                PURCHASES             SALES
                                               ------------         -----------
Bogle Investment Management
     Small Cap Growth Fund                     $133,311,366         $87,783,706

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 2002, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     Transactions in capital shares were as follows:

                                                                   INSTITUTIONAL CLASS
                                              ------------------------------------------------------------
                                                     FOR THE SIX
                                                     MONTHS ENDED                        FOR THE
                                                   FEBRUARY 28, 2002                    YEAR ENDED
                                                      (UNAUDITED)                     AUGUST 31, 2001
                                              ---------------------------      ---------------------------
                                                SHARES           VALUE          SHARES           VALUE
                                              ---------      ------------      ---------      ------------
Sales ..........................              1,440,726      $ 28,182,629      1,627,098      $ 31,538,382
Redemptions ....................               (534,357)      (10,191,952)       (42,401)         (818,960)
Reinvestments ..................                     --                --         19,129           362,502
                                              ---------      ------------      ---------      ------------
Net Increase ...................                906,369      $ 17,990,677      1,603,826      $ 31,081,924
                                              =========      ============      =========      ============



                                                                     INVESTOR CLASS
                                              ------------------------------------------------------------
                                                     FOR THE SIX
                                                     MONTHS ENDED                        FOR THE
                                                   FEBRUARY 28, 2002                    YEAR ENDED
                                                      (UNAUDITED)                     AUGUST 31, 2001
                                              ---------------------------      ---------------------------
                                                SHARES           VALUE          SHARES           VALUE
                                              ---------      ------------      ---------      ------------
Sales ..........................              2,359,984      $ 46,124,329      2,427,827      $ 47,223,625
Redemptions ....................               (799,479)      (15,334,207)      (608,924)      (11,647,144)
Reinvestments ..................                     --                --         38,014           731,309
                                              ---------      ------------      ---------      ------------
Net Increase ...................              1,560,505      $ 30,790,122      1,856,917      $ 36,307,790
                                              =========      ============      =========      ============


5.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of February 28, 2002, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                                        ACCUMULATED
                                  UNDISTRIBUTED         NET REALIZED           ADDITIONAL
                                  NET INVESTMENT          GAIN ON               PAID-IN
                                      LOSS               INVESTMENTS            CAPITAL
                                  --------------        -------------          ----------
Bogle Investment Management
     Small Cap Growth Fund            $368,681          $   (368,681)          $       --


6.   CAPITAL LOSS CARRYOVER

     At February 28, 2002 capital loss carryovers of $1,206,354 which expire in 2009 were available to offset possible future realized gains.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
57 River Street
Suite 206
Wellesley, MA 02481


ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19046


CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042


COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996



The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.